UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2021

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market
Preferred Stock Purchase Rights	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed by Rocky Mountain Chocolate Factory, Inc. (the “Company” or RMCF”) as an amendment (the “Amendment”) to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on October 8, 2021 to announce the preliminary results of the Company’s 2021 Annual Meeting of Shareholders held on October 6, 2021 (the “Annual Meeting”). This Amendment is being filed to disclose the final, certified voting results received from the independent inspector of election (the “Inspector of Election”) for the Annual Meeting.

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On October 6, 2021, the Company held the Annual Meeting as a virtual meeting online via live audio webcast at which the matters set forth below were submitted to a vote of stockholders. As of the close of business on August 12, 2021, the record date for the Annual Meeting, 6,124,288 shares of the Company’s common stock were outstanding and entitled to vote.

Set forth below are the proposals voted upon at the Annual Meeting, and the final vote tabulation that certified the voting results as received from the Inspector of Election. Based on the results, 4,470,785 shares of common stock were voted in person or by proxy at the Annual Meeting, representing 73.0% percent of the shares entitled to vote.

The proposals voted on at the Annual Meeting were described, as applicable, in (i) the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on September 9, 2021 (as supplemented), and (ii) the definitive proxy statement filed by AB Value with the SEC on September 13, 2021 (as supplemented). As used herein, “AB Value” refers to collectively, AB Value Partners, LP, AB Value Management LLC, Bradley Radoff, and their director nominees.

The final voting results for the proposals presented at the Annual Meeting are as follows:

Proposal 1 — Election of directors to serve until the 2022 annual meeting of stockholders and until their respective successors are elected and qualified.

The final votes “FOR” and “WITHHELD” for each nominee, by order of the votes “FOR” each nominee, are set forth below. The six nominees with the most votes in favor have been elected to the board of directors with the certification of the final results by the Inspector of Election.

	Votes For	Votes Withheld
Elisabeth B. Charles*	2,394,383	45,152
Gabriel Arreaga*	2,394,057	45,478
Jeffrey R. Geygan*	2,371,869	67,666
Brett P. Seabert*	2,370,681	68,854
Mark Riegel†	2,002,491	28,761
Sandra Elizabeth Taylor†	2,000,332	30,920
Bryan J. Merryman*	1,808,373	631,162
Rahul Mewawalla*	1,806,464	633,071
Andrew T. Berger†	1,727,866	303,386
Rhonda J. Parish†	1,725,515	305,737
____________________________
* RMCF Nominee
† AB Value Nominee

Proposal 2 — Ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2022.

Votes For	Votes Against	Abstentions
4,423,503	21,120	26,162

Proposal 3 — Advisory vote to approve the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions
1,708,004	2,698,031	64,744

Proposal 4 (Stockholder Proposal) — Advisory vote to request that the Board of Directors redeem any previously issued, and not adopt or extend any, poison pill, unless the poison pill was submitted to stockholder approval within 12 months of the poison pill’s adoption.

Votes For	Votes Against	Abstentions
1,738,916	283,671	8,665

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: October 14, 2021	By:	/s/ Bryan J. Merryman
	Name:	Bryan J. Merryman
	Title:	Chief Executive Officer and Chief Financial Officer